Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Nine Months Ended
	9/30/2014	9/30/2013	% Chg	9/30/2014	9/30/2013	% Chg
Operating Revenues	$32,957	$32,158	2.5%	$98,008	$95,589	2.5%

Operating Expenses
Cost of services and sales (exclusive of depreciation and amortization shown separately below)	14,541	13,403	8.5%	42,074	39,227	7.3%
Selling, general and administrative	8,475	7,952	6.6%	24,932	24,406	2.2%
Depreciation and amortization	4,539	4,615	-1.6%	13,706	13,715	-0.1%
Total Operating Expenses	27,555	25,970	6.1%	80,712	77,348	4.3%
Operating Income	5,402	6,188	-12.7%	17,296	18,241	-5.2%
Interest Expense	1,016	829	22.6%	2,757	2,481	11.1%
Equity in Net Income (Loss) of Affiliates	(2)	91	-	188	494	-61.9%
Other Income (Expense) - Net	42	50	-16.0%	1,456	370	-
Income Before Income Taxes	4,426	5,500	-19.5%	16,183	16,624	-2.7%
Income Tax Expense	1,367	1,595	-14.3%	5,769	5,066	13.9%
Net Income	3,059	3,905	-21.7%	10,414	11,558	-9.9%
Less: Net Income Attributable to Noncontrolling Interest	(57)	(91)	37.4%	(213)	(222)	4.1%
Net Income Attributable to AT&T	$3,002	$3,814	-21.3%	$10,201	$11,336	-10.0%

Basic Earnings Per Share Attributable to AT&T	$0.58	$0.72	-19.4%	$1.96	$2.10	-6.7%
Weighted Average Common Shares Outstanding (000,000)	5,198	5,315	-2.2%	5,208	5,402	-3.6%

Diluted Earnings Per Share Attributable to AT&T	$0.58	$0.72	-19.4%	$1.95	$2.09	-6.7%
Weighted Average Common Shares Outstanding with Dilution (000,000)	5,214	5,331	-2.2%	5,224	5,419	-3.6%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Nine Months Ended

Wireless	9/30/2014	9/30/2013	% Chg	9/30/2014	9/30/2013	% Chg
Segment Operating Revenues
Service	$15,423	$15,460	-0.2%	$45,958	$45,892	0.1%
Equipment	2,914	2,020	44.3%	8,175	5,570	46.8%
Total Segment Operating Revenues	18,337	17,480	4.9%	54,133	51,462	5.2%

Segment Operating Expenses
Operations and support	11,855	10,982	7.9%	34,305	31,932	7.4%
Depreciation and amortization	1,965	1,875	4.8%	5,931	5,553	6.8%
Total Segment Operating Expenses	13,820	12,857	7.5%	40,236	37,485	7.3%
Segment Operating Income	4,517	4,623	-2.3%	13,897	13,977	-0.6%
Equity in Net Income (Loss) of Affiliates	(26)	(18)	-44.4%	(75)	(55)	-36.4%
Segment Income	$4,491	$4,605	-2.5%	$13,822	$13,922	-0.7%

Segment Operating Income Margin	24.6%	26.4%		25.7%	27.2%

Wireline
Segment Operating Revenues
Service	$14,368	$14,403	-0.2%	$43,165	$43,266	-0.2%
Equipment	247	267	-7.5%	688	832	-17.3%
Total Segment Operating Revenues	14,615	14,670	-0.4%	43,853	44,098	-0.6%

Segment Operating Expenses
Operations and support	10,761	10,385	3.6%	31,918	31,137	2.5%
Depreciation and amortization	2,571	2,736	-6.0%	7,769	8,146	-4.6%
Total Segment Operating Expenses	13,332	13,121	1.6%	39,687	39,283	1.0%
Segment Operating Income	1,283	1,549	-17.2%	4,166	4,815	-13.5%
Equity in Net Income of Affiliates	1	-	-	2	1	-
Segment Income	$1,284	$1,549	-17.1%	$4,168	$4,816	-13.5%

Segment Operating Income Margin	8.8%	10.6%		9.5%	10.9%

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions
	9/30/14	12/31/13
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$2,458	$3,339
Accounts receivable - net of allowances for doubtful accounts of $482 and $483	13,445	12,918
Prepaid expenses	869	960
Deferred income taxes	1,030	1,199
Other current assets	8,033	4,780
Total current assets	25,835	23,196
Property, Plant and Equipment - Net	115,134	110,968
Goodwill	70,131	69,273
Licenses	60,784	56,433
Other Intangible Assets - Net	6,252	5,779
Investments in and Advances to Equity Affiliates	166	3,860
Other Assets	9,637	8,278
Total Assets	$287,939	$277,787

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$5,109	$5,498
Accounts payable and accrued liabilities	24,119	21,107
Advanced billing and customer deposits	4,038	4,212
Accrued taxes	4,328	1,774
Dividends payable	2,385	2,404
Total current liabilities	39,979	34,995
Long-Term Debt	70,516	69,290
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	37,393	36,308
Postemployment benefit obligation	29,918	29,946
Other noncurrent liabilities	17,014	15,766
Total deferred credits and other noncurrent liabilities	84,325	82,020
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	91,064	91,091
Retained earnings	34,165	31,141
Treasury stock	(47,037)	(45,619)
Accumulated other comprehensive income	7,926	7,880
Noncontrolling interest	506	494
Total stockholders' equity	93,119	91,482
Total Liabilities and Stockholders' Equity	$287,939	$277,787

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Nine Months Ended September 30,
	2014	2013

Operating Activities
Net income	$10,414	$11,558
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	13,706	13,715
Undistributed earnings from investments in equity affiliates	(45)	(232)
Provision for uncollectible accounts	692	653
Deferred income tax expense	1,304	2,505
Net gain from sale of investments, net of impairments	(1,374)	(272)
Changes in operating assets and liabilities:
Accounts receivable	(1,269)	(440)
Other current assets	(813)	520
Accounts payable and accrued liabilities	4,763	(420)
Retirement benefit funding	(420)	(175)
Other - net	(1,365)	(533)
Total adjustments	15,179	15,321
Net Cash Provided by Operating Activities	25,593	26,879

Investing Activities
Construction and capital expenditures:
Capital expenditures	(16,829)	(15,565)
Interest during construction	(178)	(213)
Acquisitions, net of cash acquired	(2,053)	(4,025)
Dispositions	6,074	846
Purchases of securities, net	(1,996)	-
Return of advances to and investments in equity affiliates	3	301
Other	(1)	(4)
Net Cash Used in Investing Activities	(14,980)	(18,660)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	(16)	1,851
Issuance of other short-term borrowings	-	1,476
Repayment of other short-term borrowings	-	(1,476)
Issuance of long-term debt	8,564	6,416
Repayment of long-term debt	(10,376)	(2,131)
Purchase of treasury stock	(1,617)	(11,134)
Issuance of treasury stock	34	108
Dividends paid	(7,170)	(7,325)
Other	(913)	499
Net Cash Used in Financing Activities	(11,494)	(11,716)
Net decrease in cash and cash equivalents	(881)	(3,497)
Cash and cash equivalents beginning of year	3,339	4,868
Cash and Cash Equivalents End of Period	$2,458	$1,371

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts, subscribers and connections in (000s)
Unaudited	Three Months Ended			Nine Months Ended
	9/30/2014	9/30/2013	% Chg	9/30/2014	9/30/2013	% Chg

Wireless
Subscribers and Connections
Total				118,650	109,460	8.4%
Postpaid				75,105	72,032	4.3%
Prepaid				11,179	7,425	50.6%
Reseller				13,884	14,089	-1.5%
Connected Devices				18,482	15,914	16.1%

Wireless Net Adds
Total	2,007	989	-	3,703	1,912	93.7%
Postpaid	785	363	-	2,436	1,210	-
Prepaid	(140)	192	-	(595)	19	-
Reseller	87	(285)	-	(281)	(951)	70.5%
Connected Devices	1,275	719	77.3%	2,143	1,634	31.2%
M&A Activity, Partitioned Customers and Other Adjs.	9	587	-98.5%	4,571	591	-

Wireless Churn
Postpaid Churn	0.99%	1.07%	-8 BP	0.97%	1.04%	-7 BP
Total Churn	1.36%	1.31%	5 BP	1.41%	1.35%	6 BP

Other
Licensed POPs (000,000)				321	317	1.3%

Wireline
Voice
Total Wireline Voice Connections				26,220	29,296	-10.5%
Net Change	(738)	(932)	20.8%	(2,269)	(2,888)	21.4%

Broadband
Total Wireline Broadband Connections				16,486	16,427	0.4%
Net Change	38	(26)	-	61	37	64.9%

Video
Total U-verse Video Connections				6,067	5,266	15.2%
Net Change	216	265	-18.5%	607	730	-16.8%

Consumer Revenue Connections
Broadband[1]				14,844	14,665	1.2%
U-verse Video Connections				6,045	5,249	15.2%
Voice[2]				14,880	16,749	-11.2%
Total Consumer Revenue Connections[1]				35,769	36,663	-2.4%
Net Change	(156)	(345)	54.8%	(621)	(1,004)	38.1%

AT&T Inc.
Construction and capital expenditures:
Capital expenditures	$5,180	$5,900	-12.2%	$16,829	$15,565	8.1%
Interest during construction	$60	$73	-17.8%	$178	$213	-16.4%
Dividends Declared per Share	$0.46	$0.45	2.2%	$1.38	$1.35	2.2%
End of Period Common Shares Outstanding (000,000)				5,185	5,280	-1.8%
Debt Ratio[3]				44.8%	46.9%	-210 BP
Total Employees				247,700	246,740	0.4%

[1]	Consumer wireline broadband connections include DSL lines, U-verse high speed Internet access and satellite broadband.
[2]	Includes consumer U-verse Voice over Internet Protocol connections of 4,698 as of September 30, 2014.
[3]	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
Note: For the end of 3Q14, total switched access lines were 21,464; retail business switched access lines totaled 9,509; and wholesale, national mass markets and coin switched access lines totaled 1,773. Restated switched access lines do not include ISDN lines.

Financial Data

AT&T Inc.
Non-GAAP Wireless Reconciliation
Wireless Segment EBITDA
Dollars in millions
Unaudited
	Three Months Ended
	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14

Segment Operating Revenues
Service	$15,460	$15,660	$15,387	$15,148	$15,423
Equipment	2,020	2,777	2,479	2,782	2,914
Total Segment Operating Revenues	$17,480	$18,437	$17,866	$17,930	$18,337

Segment Operating Expenses
Operations and support	10,982	12,576	10,882	11,568	11,855
Depreciation and amortization	1,875	1,915	1,931	2,035	1,965
Total Segment Operating Expenses	12,857	14,491	12,813	13,603	13,820
Segment Operating Income	4,623	3,946	5,053	4,327	4,517
Segment Operating Income Margin	26.4%	21.4%	28.3%	24.1%	24.6%

Plus: Depreciation and amortization	1,875	1,915	1,931	2,035	1,965
EBITDA[1]	$6,498	$5,861	$6,984	$6,362	$6,482
EBITDA as a % of Service Revenues[2]	42.0%	37.4%	45.4%	42.0%	42.0%

1EBITDA is defined as Operating Income Before Depreciation and Amortization. [2]Service revenues include Wireless data, voice, text and other service revenues.

Financial Data

AT&T Inc.
Non-GAAP Wireless Reconciliation
Wireless Segment Adjusted EBITDA
Dollars in millions
Unaudited
	Three Months Ended
	9/30/13	9/30/14

Segment Operating Revenues
Service	$15,460	$15,423
Equipment	2,020	2,914
Total Segment Operating Revenues	$17,480	$18,337

Segment Operating Income	4,623	4,517
Segment Operating Income Margin	26.4%	24.6%

Plus: Depreciation and amortization	1,875	1,965
EBITDA[1]	$6,498	$6,482
Total EBITDA Margin	37.2%	35.3%
EBITDA as a % of Service Revenues[2]	42.0%	42.0%

Adjustments:
Wireless integration expense[3]	-	171
Adjusted EBITDA[1]	$6,498	$6,653
Total Adjusted EBITDA Margin	37.2%	36.3%
Adjusted EBITDA as a % of Service Revenues[2]	42.0%	43.1%

1 EBITDA is defined as Operating Income Before Depreciation and Amortization.
[2] Service revenues include Wireless data, voice, text and other service revenues.
[3] Operations and Support expenses for Leap and Alltel wireless integration costs.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Adjusted Diluted EPS
Unaudited

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2014	2013	2014

Reported Diluted EPS	$0.72	$0.58	$2.09	$1.95
Adjustments:
Merger and integration costs[1]	-	0.03	-	0.07
Early debt redemption costs	-	0.02	-	0.02
Tax and spectrum transfer	(0.06)	-	(0.08)	-
América Móvil - Gain on AMX shares sale	-	-	(0.04)	(0.08)
Adjusted Diluted EPS	$0.66	$0.63	$1.97	$1.96

Year-over-year growth - Adjusted		-4.5%		-0.5%

Weighted Average Common Shares Outstanding
with Dilution (000,000)	5,331	5,214	5,419	5,224

[1] Includes Leap and Alltel wireless integration costs and DIRECTV merger costs.

Adjusted Diluted EPS is a non-GAAP financial measure calculated by excluding from operating revenues, operating expenses and equity in net income of affiliates certain significant items that are non-operational or non-recurring in nature, including dispositions. Management believes that this measure provides relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Diluted EPS should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculation of Adjusted Diluted EPS, as presented, may differ from similarly titled measures reported by other companies.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Free Cash Flow
Dollars in millions
Unaudited
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2014	2013	2014

Net cash provided by operating activities	$9,168	$8,724	$26,879	$25,593

Less: Construction and capital expenditures	(5,973)	(5,240)	(15,778)	(17,007)

Free Cash Flow	$3,195	$3,484	$11,101	$8,586

Free Cash Flow after Dividends
Dollars in millions
Unaudited
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2014	2013	2014

Net cash provided by operating activities	$9,168	$8,724	$26,879	$25,593

Less: Construction and capital expenditures	(5,973)	(5,240)	(15,778)	(17,007)

Free Cash Flow	3,195	3,484	11,101	8,586

Less: Dividends paid	(2,395)	(2,386)	(7,325)	(7,170)

Free Cash Flow after Dividends	$800	$1,098	$3,776	$1,416

Free cash flow includes reimbursements of certain postretirement benefits paid.

Free cash flow is defined as cash from operations minus construction and capital expenditures. Free cash flow after dividends is defined as cash from operations minus construction, capital expenditures and dividends. We believe these metrics provide useful information to our investors because management regularly reviews free cash flow as an important indicator of how much cash is generated by normal business operations, including capital expenditures, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Annualized Net-Debt-to-Adjusted-EBITDA Ratio
Dollars in millions
Unaudited
	Three Months Ended
	3/31/14	6/30/14	9/30/14	2014 YTD

Operating Revenues	$32,476	$32,575	$32,957	$98,008
Operating Expenses	26,198	26,959	27,555	80,712
Total Operating Income	6,278	5,616	5,402	17,296
Add back Depreciation and Amortization	4,617	4,550	4,539	13,706
Consolidated Reported EBITDA	10,895	10,166	9,941	31,002
Add Back:
Merger and wireless integration costs[1]	81	97	213	391
Total Consolidated Adjusted EBITDA	10,976	10,263	10,154	31,393
Annualized Consolidated Adjusted EBITDA				$41,857
End-of-period current debt				5,109
End-of-period long-term debt				70,516
Total End-of-Period Debt				75,625
Less Cash and Cash Equivalents				2,458
Less Bank Securities - Certificates of Deposit & Time Deposits[2]				1,890
Net Debt Balance				$71,277

Annualized Net-Debt-to-Adjusted-EBITDA Ratio				1.70

[1] Adjustments include Operations and Support expenses for Leap and Alltel wireless integration costs and DIRECTV merger costs.
[2] Bank Securities are included in "Other current assets" on the Consolidated Balance Sheets.

Net-Debt-to-EBITDA ratios are non-GAAP financial measures frequently used by investors and credit rating agencies. Management believes these measures provide relevant and useful information to investors and other users of our financial data. Net debt is calculated by subtracting cash and cash equivalents from the sum of debt maturing within one year and long-term debt. The Net-Debt-to-EBITDA ratio is calculated by dividing the Net Debt by annualized EBITDA. Annualized EBITDA is calculated by annualizing the year-to-date EBITDA.

Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Adjusted Operating Income Margin
Dollars in millions
Unaudited
	Three Months Ended
	September 30,
	2013	2014

Reported Operating Income	$6,188	$5,402
Reported Operating Income Margin	19.2%	16.4%
Adjustments:
Merger and integration costs[1]	-	(255)
Spectrum transfer	229	-
Adjusted Operating Income	$5,959	$5,657

Adjusted Operating Income Margin	18.5%	17.2%

[1] Includes Leap and Alltel wireless integration costs and DIRECTV merger costs.

Adjusted Operating Income and Adjusted Operating Income Margin are non-GAAP financial measures calculated by excluding from operating revenues and operating expenses certain significant items that are non-operational or non-recurring in nature, including dispositions. Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Income and Adjusted Operating Income Margin  should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculations of Adjusted Operating Revenues may differ from similarly titled measures reported by other companies.